    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 31, 2001
                                                      REGISTRATION NO. 333-63024
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                          MICROTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         3825                      77-0226211
(State or other jurisdiction of    (Primary Standard Industrial    (I.R.S. Employer
incorporation or organization)     Classification Code Number)    Identification No.)

                          9485 HAVEN AVENUE, SUITE 100
                           RANCHO CUCAMONGA, CA 91730
                                 (909) 987-9220
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

             CARMINE T. OLIVA, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          MICROTEL INTERNATIONAL, INC.
                          9485 HAVEN AVENUE, SUITE 100
                           RANCHO CUCAMONGA, CA 91730
                                 (909) 987-9220
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:
                             LARRY A. CERUTTI, ESQ.
                           CRISTY LOMENZO PARKER, ESQ.
                               RUTAN & TUCKER, LLP
                         611 ANTON BOULEVARD, 14TH FLOOR
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 641-5100

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: |X|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |__|
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |__|
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |X| REGISTRATION STATEMENT NO. 333-63024
     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box: |__|
     Pursuant to Rule 429, this registration statement contains a combined prospectus that covers 2,050,750 shares of common stock registered on the Registrant's Registration Statement No. 333-64695 and 719,805 shares of common stock registered on the Registrant's Registration Statement No. 333-41580, in addition to the 1,750,000 shares of common stock being registered hereunder.

                                AMENDMENT PURPOSE

         This Post-Effective Amendment No. 1 is being filed pursuant to Rule 462(d) solely for the purpose of updating the exhibit index contained in Item 16 of Part II of this Registration Statement on Form S-1.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

         (a)      EXHIBITS

   EXHIBIT
   NUMBER               DESCRIPTION
   ------               -----------

    2.1 Merger Agreement dated December 31, 1996 between XET Corporation, XET Acquisition, Inc. and the Registrant (1)

    2.2 Share Exchange Agreement among CXR Telcom Corporation, the Registrant and Eric P. Bergstrom, Steve T. Robbins and Mike B. Peterson, dated October 17, 1997 (2)

    2.3 Indemnity Escrow Agreement among CXR Telcom Corporation, the Registrant, Eric P. Bergstrom, Steve T. Robbins and Mike B. Peterson and Gallagher, Briody & Butler, dated October 17, 1997
               (2)

    2.4 Form of Contingent Stock Agreement among CXR Telcom Corporation, the Registrant, Critical Communications Incorporated, Mike B. Peterson, Eric P. Bergstrom and Steve T. Robbins, dated October 17, 1997 (2)

    2.5 Form of Severance Agreement among CXR Telcom Corporation, Critical Communications Incorporated, Mike B. Peterson, Eric P. Bergstrom and Steve T. Robbins, dated October 17, 1997 (2)

    2.6 Asset Purchase Agreement dated January 9, 1998 among Arnold Circuits, Inc, BNZ Incorporated, Robert Bertrand, XCEL Arnold Circuits, Inc., XET Corporation and Mantalica & Treadwell (2)

    2.7 Addendum No. 1 to Asset Purchase Agreement, among Arnold Circuits, Inc, BNZ Incorporated, Robert Bertrand, XCEL Arnold Circuits, Inc., XET Corporation and Mantalica & Treadwell, dated March 31, 1998 (2)

    2.8 Bill of Sale and Assignment and Assumption Agreement between XCEL Arnold Circuits, Inc. and Arnold Circuits, Inc., dated March 31, 1998 (2)

    2.9 Guaranty of Robert Bertrand in favor of XCEL Arnold Circuits, Inc., dated March 31, 1998 (2)

    2.10 Warrant to Purchase Common Stock of the Registrant issued to BNZ Incorporated (2)

    2.11 Guaranty of BNZ Incorporated in favor of XCEL Arnold Circuits, Inc., dated March 31, 1998 (2)

    2.12 Pledge and Escrow Agreement between BNZ Incorporated and XCEL Arnold Circuits, Inc., dated March 31, 1998 (2)

   EXHIBIT
   NUMBER               DESCRIPTION
   ------               -----------

    2.13 Promissory Note between Arnold Circuits, Inc. and XCEL Arnold Circuits, Inc. dated March 31, 1998 (2)

    2.14 Promissory Note between XET Corporation and Arnold Circuits, Inc. dated March 31, 1998 (2)

    2.15 Security Agreement between Arnold Circuits, Inc and XCEL Arnold Circuits, Inc. dated March 31, 1998 (2)

    2.16 Joint Marketing and Supply Agreement between Arnold Circuits, Inc and XCEL Etch Tek, dated March 31, 1998 (2)

    2.17 Letter agreement dated October 19, 1998 between the Registrant and Digital Transmission Systems, Inc. (15)

    2.18 Asset Purchase Agreement between HyComp, Inc. and HyComp Acquisition Corp., c/o SatCon Technology Corporation, dated March 31, 1999 (3)

    2.19 Share Purchase Agreement dated December 29, 1999 between the Registrant and Wi-Lan Inc. (15)

    2.20 Share Purchase Agreement dated April 17, 2000 between XCEL Power Systems Limited and the stockholders of The Belix Company Limited
               (4)

    2.21 Asset Purchase Agreement effective September 1, 2000 by and among the Registrant, CXR Telcom Corporation and T-Com, LLC (5)

    2.22 Bill of Sale and Assignment and Assumption Agreement dated as of September 22, 2000 between T-Com, LLC and CXR Telcom Corporation
               (5)

    2.23 Letter agreement dated October 2, 2000 among the Registrant, CXR Telcom Corporation and T-Com, LLC relating to Asset Purchase Agreement by and among the same parties (5)

    2.24 Asset Purchase Agreement dated as of November 15, 2000 by and among XET Corporation, the Registrant, Bryan Fuller, Tama-Lee Mapalo and Etch-Tek Electronics Corporation (6)

    2.25 Asset Purchase Agreement dated as of July 31, 1995 by and among BNZ Incorporated, Robert Bertrand, and XCEL Arnold Circuits, Inc.
               (16)

    3.1 Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on July 14, 1989 (15)

    3.2 Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on October 12, 1989 (15)

    3.3 Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on October 16, 1991 (15)

   EXHIBIT
   NUMBER               DESCRIPTION
   ------               -----------

    3.4 Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on April 19, 1994 (15)

    3.5 Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on March 6, 1995 (15)

    3.6 Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on August 28, 1996 (15)

    3.7 Certificate of Designations, Preferences and Rights of Preferred Stock of the Registrant, as filed with the Delaware Secretary of State on May 20, 1998 (15)

    3.8 Amended Certificate of Designations, Preferences and Rights of Preferred Stock of the Registrant, as filed with the Delaware Secretary of State on July 1, 1998 (15)

    3.9 Certificate of Correction of Amended Certificate of Designations, Preferences and Rights of Preferred Stock as filed with the Delaware Secretary of State on November 20, 2000 (15)

    3.10 Second Amended and Restated Certificate of Designations, Preferences and Rights of Preferred Stock as filed with the Delaware Secretary of State on December 28, 1999 (7)

    3.11 Certificate of Correction of Second Amended Certificate of Designations, Preferences and Rights of Preferred Stock as filed with the Delaware Secretary of State on November 21, 2000 (15)

    3.12 Certificate of Designations, Preferences and Rights of Series B Preferred Stock of the Registrant as filed with the Delaware Secretary of State on September 19, 2000 (5)

    3.13       Bylaws of the Registrant (15)

    3.14 Certificate of Amendment of Certificate of Incorporation of the Registrant as filed with the Delaware Secretary of State on January 22, 2001 (16)

    3.15 Certificate of Amendment of Certificate of Designation of the Registrant as filed with the Delaware Secretary of State on January 22, 2001 (16)

    3.16       Amendments to Bylaws effective as of June 1, 2001 (18)

    4.1 Asset Purchase Agreement effective September 1, 2000 by and among the Registrant, CXR Telcom Corporation and T-Com, LLC (5)

    4.2 Bill of Sale and Assignment and Assumption Agreement dated as of September 22, 2000 between T-Com, LLC and CXR Telcom Corporation
               (5)

    4.3 Letter agreement dated October 2, 2000 among the Registrant, CXR Telcom Corporation and T-Com, LLC relating to Asset Purchase Agreement by and among the same parties (5)

   EXHIBIT
   NUMBER               DESCRIPTION
   ------               -----------

    4.4 Warrants to Purchase Common Stock dated September 22, 2000 issued by the Registrant in favor of T-Com, LLC (18)

    4.5 Certificate of Designations, Preferences and Rights of Series B Preferred Stock of the Registrant as filed with the Delaware Secretary of State on September 19, 2000 (5)

    5.1        Opinion of Rutan & Tucker, LLP (18)

    10.1       1993 Stock Option Plan (15) (#)

    10.2       Employee Stock and Stock Option Plan (9) (#)

    10.3       1997 Stock Incentive Plan (10) (#)

    10.4       Amended and Restated 2000 Stock Option Plan (#)

    10.5 Employment Agreement dated October 15, 1997 between the Registrant and Carmine T. Oliva (15) (#)

    10.6 Employment Agreement dated May 1, 1998 between the Registrant and Graham Jefferies (15) (#)

    10.7 Credit and Security Agreement dated as of August 16, 2000 by and among XET Corporation, CXR Telcom Corporation and Wells Fargo Business Credit, Inc. (5)

    10.8 Revolving Note dated August 16, 2000 in the principal sum of $3,000,000 made by CXR Telcom Corporation and XET Corporation in favor of Wells Fargo Business Credit, Inc. (5)

    10.9 Term Note dated August 16, 2000 in the principal sum of $646,765 made by XET Corporation in favor of Wells Fargo Business Credit, Inc. (5)

    10.10 Term Note dated August 16, 2000 in the principal sum of $40,235 made by CXR Telcom Corporation in favor of Wells Fargo Business Credit, Inc. (5)

    10.11 Guarantee dated August 16, 2000 made by Carmine T. Oliva in favor of Wells Fargo Business Credit, Inc. (5)

    10.12 Waiver of Interest dated August 16, 2000 made by Georgeann Oliva in favor of Wells Fargo Business Credit, Inc. (5)

    10.13 Guarantee dated August 16, 2000 made by the Registrant in favor of Wells Fargo Business Credit, Inc. (5)

    10.14 Guarantor Security Agreement dated August 16, 2000 made by the Registrant in favor of Wells Fargo Business Credit, Inc. (5)

   EXHIBIT
   NUMBER               DESCRIPTION
   ------               -----------

    10.15 Loan and Security Agreement between Congress Financial Corporation (Western) and the Registrant, XET Corporation, CXR Telcom Corporation and HyComp, Inc. dated June 23, 1998 (8)

    10.16 Security Agreement between Congress Financial Corporation (Western) and XET Corporation dated June 23, 1998 (8)

    10.17 Lease agreement between the Registrant and Property Reserve Inc. dated September 16, 1999 (12)

    10.18 Lease agreement between XET, Inc. and Rancho Cucamonga Development dated August 30, 1999 (12)

    10.19 Lease Agreement between SCI Limited Partnership-I and CXR Telcom Corporation, dated July 28, 1997 (13)

    10.20      Lease agreement between XET Corporation and P&S Development (14)

    10.21 General Partnership Agreement between XET Corporation and P&S Development (14)

    10.22 Lease Agreement between XCEL Arnold Circuits, Inc. and RKR Associates (14)

    10.23 Letter dated January 26, 2001 from Wells Fargo Business Credit, Inc. confirming the release of Guarantee dated August 16, 2000
               (16)

    10.24 Employment Agreement dated as of January 1, 2001 between the Registrant and Carmine T. Oliva (#) (16)

    10.25 Employment Agreement dated as of July 2, 2001 between the Registrant and Randolph D. Foote (#)

    10.26 Employment Agreement dated as of January 1, 2001 between the Registrant and Graham Jefferies (#)

    21.1       Subsidiaries of the Registrant (15)

    23.1 Consent of BDO Seidman, LLP, Independent Certified Public Accountants (18)

    23.2 Consent of Ireland San Filippo, LLP, Independent Certified Public Accountants (18)

    23.3       Consent of Rutan & Tucker, LLP (18)

    24.1       Power of Attorney (18)

---------------
(#) Management contract or compensatory plan, contract or arrangement required to be filed as an exhibit.
(1) Incorporated by reference to the Registrant's current report on Form 8-K for January 6, 1997 filed January 21, 1997 (File No. 1-10346)
(2) Incorporated by reference to the Registrant's annual report on Form 10-K for the year ended December 31, 1997 (File No. 1-10346)
(3) Incorporated by reference to the Registrant's interim report on Form 10-Q for the three months ended March 31, 1999 (File No. 1-10346)
(4) Incorporated by reference to the Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 2000 (File No. 1-10346)
(5) Incorporated by reference to the Registrant's quarterly report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-10346)
(6) Incorporated by reference to the Registrant's current report on Form 8-K for November 15, 2000 (File No. 1-10346)
(7) Incorporated by reference to the Registrant's annual report on Form 10-K for the year ended December 31, 1999 (File No. 1-10346)
(8) Incorporated by reference to the Registrant's interim report on Form 10-Q for the six months ended June 30, 1998 (File No. 1-10346)
(9) Incorporated by reference to the Registrant's registration statement on Form S-8 (Registration Statement No. 333-12567)
(10) Incorporated by reference to the Registrant's definitive proxy statement for the annual meeting of stockholders to be held June 11, 1998 (File No. 1-10346)
(11) Incorporated by reference to the Registrant's definitive proxy statement for the special meeting of stockholders to be held January 16, 2001 (File No. 1-10346)
(12) Incorporated by reference to the Registrant's interim report on Form 10-Q for the nine months ended September 30, 1999 (File No. 1-10346)
(13) Incorporated by reference to the Registrant's registration statement on Form S-8 (Registration Statement No. 333-29925)
(14) Incorporated by reference to the Registrant's annual report on Form 10-K/A for the year ended December 31, 1996 (File No. 1-10346)
(15) Incorporated by reference to Amendment No. 1 to Registrant's registration statement on Form S-1 (Registration Statement No. 333-41580)
(16) Incorporated by reference to the Registrant's annual report on Form 10-K for the year ended December 31, 2000 (File No. 1-10346)
(17) Incorporated by reference to Amendment No. 2 to Registrant's registration statement on Form S-1 (Registration Statement No. 333-41580)

(18) Incorporated by reference to the initial filing of Registrant's registration statement on Form S-1 (Registration Statement No. 333-63024)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rancho Cucamonga, State of California, on August
27, 2001.

                           MICROTEL INTERNATIONAL, INC.

                           By:  /S/ CARMINE T. OLIVA
                           -----------------------------------------------------
                           Carmine T. Oliva, Chairman of the Board of Directors,
                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
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
           SIGNATURE                             TITLE                                       DATE
           ---------                             -----                                       ----

/S/ CARMINE T. OLIVA                  Chairman of the Board of Directors,              August 27, 2001
-----------------------------         President, Chief Executive Officer
Carmine T. Oliva                      (Principal Executive Officer and Director)

/S/ RANDOLPH D. FOOTE                 Chief Financial Officer                          August 27, 2001
-----------------------------         (Principal Accounting and Financial
Randolph D. Foote                     Officer)

        *                             Director                                         August 27, 2001
-----------------------------
Laurence P. Finnegan, Jr.

        *                             Director                                         August 27, 2001
------------------------------
Robert B. Runyon

* By: /S/ CARMINE T. OLIVA
      ------------------------
         Carmine T. Oliva,
         Attorney-in-Fact


                                    EXHIBITS

  EXHIBIT
     NO.               DESCRIPTION
     ---               -----------

     10.4     Amended and Restated 2000 Stock Option Plan (#)

     10.25 Employment Agreement dated as of July 2, 2001 between the Registrant and Randolph D. Foote (#)

     10.26 Employment Agreement dated as of January 1, 2001 between the Registrant and Graham Jefferies (#)